POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.




                                                Vincent A. Calarco
                                                Vincent A. Calarco

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.




                                                George Campbell, Jr.
                                                George Campbell, Jr.

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of October 2002.




                                                Gordon J. Davis
                                                Gordon J. Davis

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of October 2002.




                                                Michael J. Del Giudice
                                                Michael J. Del Giudice

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.



                                                Joan S. Freilich
                                                Joan S. Freilich

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.



                                                Ellen V. Futter
                                                Ellen V. Futter

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.




                                                Sally Hernandez-Pinero
                                                Sally Hernandez-Pinero

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of October 2002.




                                                Peter W. Likins
                                                Peter W. Likins

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.




                                                Eugene R. McGrath
                                                Eugene R. McGrath

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.




                                                Edward Rasmussen
                                                Edward Rasmussen

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.




                                                Frederic V. Salerno
                                                Frederic V. Salerno

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.




                                                Richard A. Voell
                                                Richard A. Voell

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $950 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October 2002.




                                                Stephen R. Volk
                                                Stephen R. Volk